WELLS FARGO VARIABLE TRUST

POWER OF ATTORNEY

                  Isaiah Harris, Jr., whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman and Carol Lorts, each an officer of Wells Fargo Variable Trust (hereafter the “Trust”), each individually with power of substitution or resubstitution, her true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:  April 17, 2009

                                                          /s/ Isaiah Harris, Jr.

                                                          Isaiah Harris, Jr.

WELLS FARGO VARIABLE TRUST

POWER OF ATTORNEY

                  Judith Johnson, whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman and Carol Lorts, each an officer of Wells Fargo Variable Trust (hereafter the “Trust”), each individually with power of substitution or resubstitution, her true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:
August 1, 2008

                                                           /s/ Judith Johnson

                                                           Judith Johnson

WELLS FARGO VARIABLE TRUST

POWER OF ATTORNEY

                  David F. Larcker, whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman and Carol Lorts, each an officer of Wells Fargo Variable Trust (hereafter the “Trust”), each individually with power of substitution or resubstitution, her true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:  April 17, 2009

                                                          /s/ David F. Larcker

                                                          David F. Larcker

WELLS FARGO VARIABLE TRUST

POWER OF ATTORNEY

                  Olivia S. Mitchell, whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman and Carol Lorts, each an officer of Wells Fargo Variable Trust (hereafter the “Trust”), each individually with power of substitution or resubstitution, her true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:
February 13, 2006

                                                           /s/ Olivia S. Mitchell

                                                           Olivia S. Mitchell

WELLS FARGO VARIABLE TRUST

POWER OF ATTORNEY

                  Peter G. Gordon, whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman and Carol Lorts, each an officer of Wells Fargo Variable Trust (hereafter the “Trust”), each individually with power of substitution or resubstitution, his true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as a Trustee of the Trust.  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:
May 18, 2004

                                                          /s/ Peter G. Gordon

                                                          Peter G. Gordon

WELLS FARGO VARIABLE TRUST

POWER OF ATTORNEY

                  Timothy J. Penny, whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman and Carol Lorts, each an officer of Wells Fargo Variable Trust (hereafter the “Trust”), each individually with power of substitution or resubstitution, his true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as a Trustee of the Trust.  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:
May 18, 2004

                                                          /s/ Timothy J. Penny

                                                          Timothy J. Penny

WELLS FARGO VARIABLE TRUST

POWER OF ATTORNEY

                  Donald C. Willeke, whose signature appears below, does hereby constitute and appoint Karla M. Rabusch, C. David Messman and Carol Lorts, each an officer of Wells Fargo Variable Trust (hereafter the “Trust”), each individually with power of substitution or resubstitution, his true and lawful attorneys in fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such Registration Statements or amendments filed with the SEC and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

                  By signing this Power of Attorney, I hereby revoke and rescind any earlier Power of Attorney signed by me in connection with my role as a Trustee of the Trust.  This Power of Attorney shall be revocable at any time by a writing signed by the undersigned and shall terminate automatically with respect to any Attorney-in-Fact named above if such Attorney-in-Fact ceases to be an officer of the Trust and with respect to all Attorneys-in-Fact named above if the undersigned ceases to be a Trustee of the Trust.

Effective Date:
May 18, 2004

                                                          /s/ Donald C. Willeke

                                                          Donald C. Willeke